Chief Financial Officer, Radware Ltd.
Meir Moshe,
+ 972 3 766 8610

Investor Relations:
Dennis Dobson
+1 203 255 7902
ir@radware.com

For Immediate Release

Radware Announces Q1 Earnings Conference Call

Monday, April 28, 2008 08:45 AM (EDT)

TEL AVIV, ISRAEL; April 3, 2008. Radware (NASDAQ: RDWR), the leading provider of integrated application delivery solutions for business-smart networking, will present its first quarter financial results in a conference call on Monday, April 28, 2008 at 08:45 AM (EDT).

Radware management will host a teleconference at 8:45 EDT, to discuss the first quarter results. Please call the following dial-in numbers to participate in the first quarter 2008 call:

PARTICIPANTS IN THE US CALL: Toll Free 1 800 230 1085

PARTICIPANTS INTERNATIONALLY CALL: +1 612 288 0337

About Radware
Radware (NASDAQ:RDWR), the global leader in integrated application delivery solutions, assures the full availability, maximum performance, and complete security of business-critical applications for more than 5,000 enterprises and carriers worldwide. With APSolute™, Radware's comprehensive and award-winning suite of intelligent front-end, access, and security products, companies in every industry can drive business productivity, improve profitability, and reduce IT operating and infrastructure costs by making their networks "business smart." For more information, please visit www.radware.com.

###

This press release may contain forward-looking statements that are subject to risks and uncertainties. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, general business conditions in the Application Switching or Network Security industry, changes in demand for Application Switching or Network Security products, the timing and amount or cancellation of orders and other risks detailed from time to time in Radware's filings with the Securities and Exchange Commission, including Radware's Form 20-F.